UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-12

PRINCIPAL REAL ESTATE INCOME FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PRINCIPAL REAL ESTATE INCOME FUND
(the “Fund”)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(855) 838-9485

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 12, 2017 AT 9:00 A.M. MOUNTAIN TIME

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, on Wednesday, April 12, 2017, at 9:00 a.m. Mountain Time, for the following purposes:

1.	To elect two (2) Trustees;

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Shareholders of record at the close of business on February 10, 2017 are entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Principal Real Estate Income Fund

Thomas A. Carter
President and Trustee

February 22, 2017

The Meeting is important. Kindly indicate your vote as to the items to be discussed at the meeting by following the instructions in the attached proxy card or the voting instruction form. You may still attend the Meeting, even if you vote your shares beforehand.

Intentionally Left Blank

PRINCIPAL REAL ESTATE INCOME FUND
(the “Fund”)

1290 Broadway, Suite 1100
Denver, Colorado 80203
(855) 838-9485

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund (the “Board”) for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held on Wednesday, April 12, 2017, at 9:00 a.m. Mountain Time, at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203, and at any adjournments thereof. Shareholders who plan to attend the Meeting and vote in person should call (855) 838-9485 or visit the Fund’s website, at www.principalcef.com, to obtain directions. This Proxy Statement was first mailed to shareholders on or about February 22, 2017.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of DST Systems, Inc. (“DST”), the Fund’s transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, and affiliates of DST, ALPS or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. The expenses incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares (as defined below). In addition, the Fund has engaged Broadridge Finanical Services, Inc. (“Broadridge”) to assist in the proxy effort for the Fund. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON WEDNESDAY, APRIL 12, 2017, AT 9:00 A.M. MOUNTAIN TIME

THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2016, AND THE PROXY MATERIALS, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203, BY CALLING THE FUND AT (855) 838-9485, BY THE INTERNET AT WWW.PRINCIPALCEF.COM, OR BY E‑MAILING THE FUND AT MATERIALS@2VOTEPROXY.COM. SHAREHOLDERS ARE ENCOURAGED TO REVIEW THESE MATERIALS BEFORE VOTING. REQUESTS FOR ANY COPIES OF THE PROXY MATERIALS SHOULD BE MADE BY NO LATER THAN MARCH 24, 2017 TO HELP ENSURE TIMELY DELIVERY.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, and if you give no instructions on the proxy card, then the Common Shares represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Annual Meeting of Shareholders and will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The holders of thirty-three and one third (33 1/3) percent of the outstanding Shares of the Trust on the Record Date (as defined below) present in person or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

Eligibility to Vote

At the close of business on February 10, 2017 (the “Record Date”), only shareholders of record are entitled to receive notice of the Meeting and to vote those shares for which they are the record owners, at either the Meeting or any adjournment or postponement thereof.

Shares Entitled to Vote

The Fund has one class of capital stock: common shares of beneficial interest, no par value per share (“Common Shares”). As of the Record Date the Fund had 6,899,800 Common Shares outstanding.

Number of Votes per Share

The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

The following table shows the ownership as of December 31, 2016 of the Fund’s Common Shares by each Trustee and the Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of the Fund’s outstanding shares as of December 31, 2016.

Trustees & Executive Officer’s Names	Total Shares Owned and Nature of Ownership
Rick A. Pederson	None
Jerry G. Rutledge	None
Ernest J. Scalberg	2,332, Beneficial
Thomas A. Carter*	None
Patrick D. Buchanan**	None
All Trustees and Executive Officers as a group	2,332

*	Mr. Carter is a Trustee and the Principal Executive Officer of the Fund.
**	Mr. Buchanan is the Principal Financial Officer of the Fund.

The following table shows, as of February 10, 2017, the ownership of common shares by persons or organizations known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares.

5% or greater Shareholders(1)

Name & Address	Percentage of Shares Held	Total Shares Owned
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5.61%(2)	387,011(2)
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187
The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187

(1)	The table above shows 5% or greater shareholders’ ownership of Shares as the Record Date. The information contained in this table is based on Schedule 13G filings made on or before the Record Date.
(2)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

In order that your Common Shares may be represented at the Meeting(s), you are requested to vote on the following matters:

PROPOSAL 1
ELECTION OF NOMINEES
TO THE FUND’S BOARD OF TRUSTEES

Nominees for the Fund’s Board of Trustees

The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund, who have been nominated by the Board for election to a three-year term to expire at the Fund’s 2020 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Jerry G. Rutledge
Thomas A. Carter

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominee named above. The nominees have indicated that they each have consented to serve as a Trustee if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their consideration as a Trustee candidate to the Board of the Fund, which is structured as an investment company under the Investment Company Act of 1940, as amended, (“1940 Act”).

Rick A. Pederson – Mr. Pederson has served as a Trustee of the Fund since April 2013. He currently serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Pederson currently serves as President of Foundation Properties, Inc., a real estate investment manager, is an Advisory Board member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, an Advisory Board member at Neenan Co., a construction services company, a Board Member of Citywide Banks, a community bank, a Board Member of Strong-Bridge Consulting, a management consulting firm, and a Director of two not-for-profit organizations – the National Western Stock Show and Biennial of the Americas. He has previously served as a Board Member of Prosci Inc., a private business services company. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Fund based on his business and financial services experience.

Jerry G. Rutledge – Mr. Rutledge has been a Trustee of the Fund since April 2013. He currently serves on the Fund's Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee. Mr. Rutledge is the President and owner of Rutledge's Inc., an upscale men's clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the University of Colorado Board of Regents from 1995 to 2007. Mr. Rutledge also served as a Director of the American National Bank until 2009. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Fund based on his business experience.

Ernest J. Scalberg – Dr. Scalberg has served as a Trustee of the Fund since April 2013. He also serves on the Fund’s Qualified Legal Compliance Committee, Nominating and Corporate Governance Committee and on the Audit Committee and has been designated by the Board as an ‘‘audit committee financial expert,’’ as defined in SEC rules. Currently retired, Dr. Scalberg served most recently as a Research Professor and Director of the GLOBE Center at the Monterey Institute of International Studies until 2014. Previously, Dr. Scalberg was Associate Vice President for External Programs and Dean of the Fisher Graduate School of International Business at the Monterey Institute of International Studies from 2001 to 2009, and was the Dean of the Graduate School of Business Administration and Dean of Faculty of the Schools of Business at Fordham University from 1994 to 2001. In the 1980s, Dr. Scalberg established UCLA’s Executive MBA Program and a new style of MBA program for the fully employed professional. In 1990 he moved to Hong Kong, where for three years he worked to create a new school of business at the Hong Kong University of Science and Technology, in a partnership between UCLA and the Hong Kong government. Dr. Scalberg currently serves on the Board, and on the Audit and Nominating Committees of The Select Sector SPDR Trust. Dr. Scalberg also has served on the Boards of numerous non-profit organizations from 1974 to the present, and is the current Chairman of the Board of the Foundation of the International University in Geneva, Switzerland. He was selected to serve as a Trustee of the Fund based on his business and finance experience.

Thomas A. Carter – Mr. Carter has been an Interested Trustee and Chairman of the Fund since August 31, 2012. Mr. Carter joined ALPS Fund Services, Inc., the Fund’s administrator, in 1994 and currently serves as Executive Vice President and Director of ALPS, of ALPS Distributors, Inc. (“ADI”), and ALPS Holdings, Inc. (“AHI”). He also currently serves as President and Director of ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and ALPS Advisors, Inc. (the “Adviser”), the Fund’s investment adviser. Before joining ALPS and the Adviser, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder. He was selected to serve as a Trustee of the Fund based on his business, accounting, financial services and investment management experience.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee and the Fund’s Officers

The table below sets forth the names and age of the Trustees and principal officers of the Fund, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex, and their other directorships of public companies. Unless noted otherwise, the address for the Trustees and officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

INDEPENDENT TRUSTEES

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Rick A. Pederson (1952)	Trustee	Term expires in 2018. Has served since April 2013.
President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board Member, Strong-Bridge Consulting, 2015-present; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present.
				23	Westcore Trust (14 funds); ALPS ETF Trust (22 funds)

Jerry G. Rutledge (1944)	Trustee	Term expires in 2017. Has served since April 2013.	President and owner of Rutledge’s Inc. (retail clothing business); Regent of the University of Colorado (1994 – 2007). Director, University of Colorado Hospital (2007– present).	14	Clough Global Allocation Funds (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Financial Investors Trust (32 funds)
Ernest J. Scalberg (1945)	Trustee	Term expires in 2019. Has served since April 2013.	Formerly the Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 – 2014); Associate Vice President for External Programs and Dean of Fisher Graduate School of International Business (2001 – 2009); Director, Advisor or Trustee to numerous non-profit organizations (1974 – present); and Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland (2005 – present).	1	The Select Sector SPDR Trust (11 funds).

INTERESTED TRUSTEE(3) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships(2) Held by Trustee During Past 5 Years
Thomas A. Carter(5) (1966)	Chairman, Trustee and President	Term expires in 2017. Has served since August 2012.
Mr. Carter joined ALPS in 1994 and is currently President and Director of the Adviser, and APSD, and Executive Vice President and Director of ALPS, ADI and AHI. Because of his position with AHI, ALPS, ADI, the Adviser and APSD, Mr. Carter is deemed an affiliate of the Fund as defined under the 1940 Act. Before joining ALPS, Mr. Carter was with Deloitte & Touche LLP, where he worked with a diverse group of clients, primarily within the financial services industry. Mr. Carter is a Certified Public Accountant and received his Bachelor of Science in Accounting from the University of Colorado at Boulder.
				33	ALPS Variable Investment Trust (10 funds) and ALPS ETF Trust (22 funds).
Patrick D. Buchanan (1972)	Treasurer	Has served since August 2012.
Mr. Buchanan is Vice President of the Adviser. Mr. Buchanan joined ALPS in 2007 and because of his position with the Adviser, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Buchanan has served as Treasurer and Principal Financial Officer of ALPS ETF Trust, ALPS Variable Investment Trust, Clough Funds Trust, RiverNorth Opportunities Fund, Inc.. Mr. Buchanan received his Bachelor of Science in Finance from the University of Colorado at Boulder.
				N/A	N/A

Erin D. Nelson (1977)	Chief Compliance Officer	Has served as Chief Compliance Officer since June 2015; previously served as Secretary from March 2014 to June 2015
Erin Nelson became Senior Vice President and Chief Compliance Officer of the Adviser on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of the Adviser since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice President and Assistant General Counsel of ALPS Fund Services, Inc. Ms. Nelson joined the Adviser’s parent company, ALPS Holdings, Inc. in January 2003. Because of her position with the Adviser, Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nelson is also Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Investment Trust, the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., the RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
			N/A	N/A
Andrea E. Kuchli (1985)	Secretary	Has served since August 2015
Ms. Kuchli has been Vice President and Senior Counsel of ALPS Fund Services, Inc. and the Adviser since February 2015. Prior to that Ms. Kuchli served as an Associate Attorney with Davis Graham & Stubbs LLP from April 2014 to February 2015, and as an Associate Attorney with Dechert LLP from September 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust as well as Assistant Secretary of the James Advantage Funds, RiverNorth Opportunities Fund, Inc. and ALPS ETF Trust.
			N/A	N/A
Abigail J. Murray (1975)	Assistant Secretary	Has served since September 2016
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Because of her position with ALPS, Ms. Murray is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust, The Caldwell & Orkin Funds, Inc. and RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Elevation ETF Trust.
			N/A	N/A

Andrew P. Meloni (1969)	Assistant Treasurer	Has served since September 2016
Mr. Meloni is a Fund Controller for ALPS Fund Services, Inc. Mr. Meloni joined ALPS in 2007 and because of his position with ALPS, he is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Meloni is also Assistant Treasurer to the Liberty All‐Star Equity Fund, Liberty All‐Star Growth Fund, Inc., ALPS ETF Trust, ALPS Variable Investment Trust and RiverNorth Opportunities Fund, Inc. Mr. Meloni received his Bachelor of Science in Finance from the Rochester Institute of Technology.
			N/A	N/A

(1)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)
The numbers enclosed parenthetically represent the number of funds overseen in each directorship that the Trustee has held. Regarding ALPS ETF Trust and ALPS Variable Investment Trust, all funds are included in the total funds in the Fund Complex column. As to Financial Investors Trust, 13 funds are included in the total funds in the Fund Complex column.

(3)	“Interested Trustees” refers to those Trustees who constitute “interested persons” of a Fund as defined in the 1940 Act.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Carter is considered to be an “Interested Trustee” because of his affiliation with the Adviser and ALPS.

Beneficial Ownership of Common Shares Held in the Fund and in All Funds in the Family of Investment Companies for Each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities held in the Fund and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range of Equity Securities Held in the Fund	Aggregate Dollar Range of Equity Securities Held in All Funds in the Family of Investment Companies
Rick A. Pederson	None	None
Jerry G. Rutledge	None	None
Ernest J. Scalberg	$10,001-$50,000	$10,001-$50,000
Thomas A. Carter	None	None

(1)
This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2016. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.

Trustee Transactions with Fund Affiliates

As of December 31, 2016, none of the independent trustees, as such term is defined by the New York Stock Exchange (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the Adviser or Principal Real Estate Investors, LLC (the “Sub-Adviser”), or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser or Sub-Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or Sub-Adviser or any of their respective affiliates. In addition, for the fiscal year ended October 31, 2016, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or Sub-Adviser or any of their respective affiliates was a party.

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Fund’s Trustees for the fiscal year ended October 31, 2016. Trustees and Officers of the Fund who are employed by ALPS or the Adviser receive no compensation or expense reimbursement from the Fund or any other fund in the fund complex.

COMPENSATION TABLE FOR THE FISCAL YEAR ENDED OCTOBER 31, 2016.

Name of Trustee/Nominee	Total Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**	Number of Funds in Trustee’s Fund Complex
Rick A. Pederson	$25,000	$61,500	23
Jerry G. Rutledge	$25,000	$79,000	14
Ernest J. Scalberg	$25,000	$25,000	1
Total	$75,000	$165,500

*	Represents the total compensation paid to such persons by the Fund during the fiscal year ended October 31, 2016.
**
Represents the total compensation paid to such Trustee by the Trustee’s Fund Complex during the fiscal year ended October 31, 2016. The Fund Complex for Mr. Rutledge consists of the Fund and 13 funds within the Financial Investors Trust. The Fund Complex for Mr. Pederson consists of the Fund and all funds within the ALPS ETF Trust. The Fund Complex for Mr. Scalberg consists of the Fund.

The Independent Trustees of the Fund receive an annual retainer of $17,000 and an additional $2,000 for attending each meeting of the Board of Trustees. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board of Trustees.

During the fiscal year ended October 31, 2016, the Board met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Leadership Structure of the Board of Trustees

The Board of Trustees, which has overall responsibility for the oversight of the Fund's investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Carter, the Chairman of the Board (“Chairman”), is not an Independent Trustee and the Trustees have not appointed a lead Independent Trustee. The Board believes that the use of an Interested Trustee as Chairman is the appropriate leadership structure for the Fund given (i) Mr. Carter’s role in the day to day operations of ALPS, (ii) the extent to which the work of the Board of Trustees is conducted through the Qualified Legal Compliance Committee, Audit Committee and Nominating and Corporate Governance Committee (each of whose meetings is chaired by an Independent Trustee), (iii) the frequency that Independent Trustees meet with their independent legal counsel and auditors in the absence of members of the Fund’s Board of Trustees who are Interested Trustees of the Fund and management, and (iv) the overall sophistication of the Independent Trustees, both individually and collectively. The Trustees also complete an annual self-assessment during which the Trustees review their overall structure and consider where and how its structure remains appropriate in light of the Fund's current circumstances. The Chairman's role is to preside at all meetings of the Board of Trustees and in between meetings of the Board of Trustees to generally act as the liaison between the Board of Trustees and the Fund's officers, attorneys and various other service providers, including but not limited to ALPS and other such third parties servicing the Fund. The Board of Trustees believes that having an interested person serve as Chairman of the Board of Trustees enables Mr. Carter to more effectively carry out these liaison activities. The Board of Trustees also believes that it benefits during its meetings from having a person intimately familiar with the operation of the Fund to set the agenda for meetings of the Board of Trustees to ensure that important matters are brought to the attention of and considered by the Board of Trustees.

The Fund has three standing committees, each of which enhances the leadership structure of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; and the Qualified Legal Compliance Committee. The Audit Committee, Nominating and Corporate Governance Committee, and the Qualified Legal Compliance Committee are each chaired by, and composed of, members who are Independent Trustees.

Oversight of Risk Management

The Fund is confronted with a multitude of risks, such as investment risk, counter party risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Board of Trustees recognizes that not all risk that may affect the Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of the Fund's limited resources to moderate. As a result of these realities, the Board of Trustees, through its oversight and leadership, has and will continue to deem it necessary for shareholders of the Fund to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its prospectus, statement of additional information and other related documents.

However, as required under the 1940 Act, the Board of Trustees has adopted on the Fund's behalf a vigorous risk program that mandates the Fund's various service providers, including ALPS, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of such adverse events from occurring and/or attempt to limit the effects of such adverse events on the Fund. The Board of Trustees fulfills its leadership role by receiving a variety of quarterly written reports prepared by the Fund's Chief Compliance Officer (“CCO”) that (1) evaluate the operation, policies and policies of the Fund's service providers, (2) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO's last report and (3) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Trustees meet quarterly in executive sessions without the presence of any Interested Trustees, ALPS, the Sub-Adviser or any of their affiliates. This configuration permits the Independent Trustees to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment, and allocate areas of responsibility between the full Board of Trustees, its various committees and certain officers of the Fund. Furthermore the Independent Trustees have engaged independent legal counsel and auditors to assist the Independent Trustees in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, the Board of Trustees has determined its leadership role concerning risk management as one of oversight and not active management of the Fund's day-to-day risk management operations.

Audit Committee Report

The Audit Committee of the Board of Trustees (“Audit Committee”) is comprised of Messrs. Pederson, Rutledge and Scalberg (Chairman and Financial Expert). The role of the Fund's Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed, amended and approved by the Audit Committee on June 14, 2016, at which time the Audit Committee recommended changes to the Board of Trustees and the Board of Trustees approved the recommended changes. The Audit Committee Charter is available at the Fund’s website, www.principalcef.com. As set forth in the Audit Committee Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent accountants are responsible for planning and carrying out proper audits and reviews. The independent accountants are ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent accountants for the Fund report directly to the Audit Committee.

In performing its oversight function, at a meeting held on December 14, 2016, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Cohen Fund Audit Services, Ltd. (“Cohen”), the audited financial statements of the Fund as of and for the fiscal year ended October 31, 2016, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended October 31, 2016.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Rick A. Pederson
Jerry G. Rutledge
Ernest J. Scalberg

December 14, 2016

The Audit Committee met three times during the fiscal year ended October 31, 2016. The Audit Committee is composed of three Independent Trustees, namely Messrs. Scalberg, Pederson, and Rutledge. None of the members of the Audit Committee are “interested persons” of the Fund.

Based on the findings of the Audit Committee, the Audit Committee has determined that Mr. Scalberg is the Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Mr. Scalberg serves as the Chairman of the Audit Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Trustees (“Nominating and Corporate Governance Committee”) is comprised of Messrs. Pederson, Rutledge (Chairman) and Scalberg. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Trustees individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider Trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Trustees, the qualifications of the candidate and the interests of shareholders. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy, but it may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership. Shareholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the shareholder proposing such business or nomination, (iii) a representation that the shareholder is a holder of record of stock of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the shareholder plans to deliver or solicit proxies from other shareholders; (v) the class and number of shares of the capital stock of the Fund, which are beneficially owned by the shareholder and the proposed nominee to the Board of Trustees, (vi) any material interest of the shareholder or nominee in such business; (vii) to the extent to which such shareholder (including such shareholder’s principals) or the proposed nominee to the Board of Trustees has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the Common Shares or the daily quoted market price of the Fund held by such shareholder (including shareholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each eligible shareholder or shareholder group may submit no more than one independent trustee nominee each calendar year. The Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Trustee of the Fund. The Nominating and Corporate Governance Committee met three times during the fiscal year ended October 31, 2016.

Qualified Legal Compliance Committee

The Qualified Legal Compliance Committee of the Board of Trustees (“QLCC”) is comprised of Messrs. Pederson (Chairman), Rutledge and Scalberg. The QLCC operates pursuant to the Qualified Legal Compliance Committee Charter. Each member of the QLCC must be a member of the Fund’s Board of Trustees who is not employed, directly or indirectly, by the Fund and who is not an “interested person” of the Fund as defined in section 2(a)(19) of the 1940 Act. The QLCC shall consist, at a minimum, of at least three members, including at least one member of the Fund’s Audit Committee.

Among other responsibilities, the QLCC is responsible for (i) receiving reports of certain material breaches or violations of certain U.S. laws or regulations or fiduciary duties, (ii) reporting evidence of such breaches or violations to the Fund’s Principal Executive Officer (“PEO”), (iii) determining whether an investigation of such breaches or violations is required, (iv) if the QLCC determines an investigation is required, initiating such investigation, (v) at the conclusion of such investigation, recommending that the Fund implement an appropriate response to evidence of a breach or violation, (vi) informing the PEO and the Board of Trustees of results of the investigation.

The QLCC shall meet as often as it deems necessary to perform its duties and responsibilities. The QLCC met one time during the fiscal year ended October 31, 2016.

Compensation Committee

The Fund does not have a compensation committee.

Other Board Related Matters

The Fund does not require Trustees to attend the Annual Meeting of Shareholders.

REQUIRED VOTE

The election of the listed nominee for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Fund’s Meeting, if a quorum is present.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for the nominee by the holders entitled to vote for the particular nominee is necessary for the election of the nominee.

Votes will be counted as either “FOR” or “AGAINST.” For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of its Meeting in the Fund’s Semi-Annual Report dated April 30, 2017.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

At the December meeting of the Board of Trustees, the Board selected Cohen to serve as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending October 31, 2017. Cohen acted as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2016. The Fund knows of no direct financial or material indirect financial interest of Cohen in the Fund. A representative of Cohen will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so. A Cohen representative will also be available to respond to appropriate questions.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Fund, during the Fund’s fiscal year ended October 31, 2016. The fees are for the following work:

(1) Audit Fees for professional services provided by Cohen for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees;”

(3) Tax Fees for professional services by Cohen for tax compliance, tax advice, and tax planning; and

(4) All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

	2016	Pre-Approved by Audit Committee
Audit Fee	$26,000	Yes
Audit-Related Fees	$0	Yes
Tax Fees	$3,000	Yes
All Other Fees	$0	N/A
Non-Audit Fees	$3,000	N/A

The Fund’s Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Cohen, the Fund’s independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve all permitted non-audit services to be provided by Cohen to the Fund’s investment adviser and to entities controlling, controlled by, or under common control with the adviser and that provide ongoing services to the Fund, if the services relate directly to the operations and financial reporting of the Fund. Except, however, de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Fund requires that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

The Investment Adviser and Administrator

ALPS Advisors, Inc. is the investment adviser for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The sub-adviser is Principal Real Estate Investors, LLC and its business address is 801 Grand Avenue, Des Moines, Iowa 50309.

ALPS is the administrator for the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s officers and Trustees, the investment adviser’s officers and directors, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s Common Shares to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed, the Fund believes that during fiscal year ended October 31, 2016, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before a Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund, 1290 Broadway, Suite 1100, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Pursuant to the Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2018 annual meeting no earlier than September 25, 2017 or approximately 150 days prior to the first anniversary of the date of the Fund’s proxy statement and no later than October 25, 2017, or 120 days prior to the first anniversary of the date of the Fund’s proxy statement. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2018 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of a Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Intentionally Left Blank

Intentionally Left Blank

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

Your Vote is Important!

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Mark, sign and date your Proxy Card and return it promptly.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18788-P86679

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

1. Election of Trustees

Nominees:	**For**	**Withhold**
1a. Jerry G. Rutledge	☐	☐
1b. Thomas A. Carter	☐	☐

PLEASE SIGN AND DATE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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